FSS2 SA1 10/18

SUPPLEMENT DATED OCTOBER 2, 2018

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED SEPTEMBER 1, 2018

OF

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

(Franklin Strategic Series)

The Statement of Additional Information (“SAI”) is amended as follows:

The following replaces fundamental investment policy number 5 under “Goals, Strategies and Risks - Fundamental Investment Policies:”

The Fund may not:

5.  (for the Natural Resources Fund only:) Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

(for the Biotechnology Fund only:) Purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

Please keep this supplement with your SAI for future reference.